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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                   Form 8-K

                                CURRENT REPORT



  PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934



                        Date of Report:  April 1, 1994



                             PACIFIC TELESIS GROUP



 A Nevada                      Commission File               I.R.S. Employer
Corporation                      No. 1-8609                  No. 94-2919931



              130 Kearny Street, San Francisco, California 94108





                        Telephone Number (415) 394-3000




























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Form 8-K                                                 Pacific Telesis Group
April 1, 1994

Item 2. Acquisition or Disposition of Assets.
- ---------------------------------------------

     On April 1, 1994, the spin-off by Pacific Telesis Group ("Telesis") of AirTouch Communications ("AirTouch") became effective. On that date, the Telesis shareowners of record on March 21, 1994 received a distribution of one share of AirTouch common stock for each share of Telesis common stock owned. AirTouch principally includes the cellular, paging and radiolocation operations of Telesis. Telesis will continue to own its telephone companies, Pacific Bell and Nevada Bell, along with several smaller units including Pacific Bell Directory and certain real estate assets. Immediately prior to the spin-off, approximately 86% of AirTouch was owned by Telesis. The distribution is being accounted for as a liquidating stock dividend.

Item 7.  Financial Statements and Exhibits.
- -------------------------------------------

(b)(1)   Pro Forma Financial Information.

         The following information is incorporated by reference from Pacific Telesis Group's 1994 Proxy Statement, including Pacific Telesis Group's 1993 Consolidated Financial Statements (Filed March 11, 1994, and amended March 14 and March 25, 1994, File No. 1-8609), and also from Pacific Telesis Group's Annual Report on Form 10-K for 1993:

         Pacific Telesis Group and Subsidiaries

         o   Selected Financial and Operating Data

             (Page F-25 of the 1994 Proxy Statement (All page references are to the documents as filed electronically with the Securities and Exchange Commission under the EDGAR program))

         o Management's Discussion and Analysis of Results of Operations and Financial Condition

             (Pages F-1 through F-24 of the 1994 Proxy Statement)

         o   Financial Statements:

             Pacific Telesis Group and Subsidiaries

             -   Consolidated Statements of Income
             -   Consolidated Balance Sheets
             -   Consolidated Statements of Shareowners' Equity
             -   Consolidated Statements of Cash Flows
             -   Notes to Consolidated Financial Statements

             (Pages F-30 through F-63 of the 1994 Proxy Statement)




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         o   Financial Statement Schedules:

             Pacific Telesis Group and Subsidiaries

             - Schedule II - Amounts Receivable From Related Parties And Underwriters, Promoters, And Employees Other Than Related Parties

             -   Schedule V - Property, Plant, and Equipment

             -   Schedule VI - Accumulated Depreciation

             -   Schedule VIII - Valuation and Qualifying Accounts

             -   Schedule IX - Short-Term Borrowings

             (Pages 44-58 of Form 10-K for 1993)


         The financial statements for Telesis listed above present AirTouch as discontinued operations. The distribution of AirTouch stock is being accounted for as a liquidating dividend. This accounting treatment eliminates "Net receivable from spin-off operations" and "Net assets of spin-off operations" from the Telesis consolidated balance sheets and reduces "Additional paid-in-capital" by an offsetting amount.


(c)  Exhibits.

     The exhibit identified in parentheses below, on file with the SEC, is incorporated by reference as an exhibit hereto.

     Exhibit
     Number                      Description
     -------                     -----------

        2 Separation Agreement by and between Pacific Telesis Group and PacTel Corporation dated as of October 7, 1993 and amended November 2, 1993 and March 25, 1994 (Exhibit 10e to Pacific Telesis Group Form 10-K for 1993, File No. 1-8609).
















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Form 8-K                                                 Pacific Telesis Group
April 1, 1994






                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                        PACIFIC TELESIS GROUP




April 15, 1994                        By /s/ R. W. Odgers
                                         ---------------------------
                                         R. W. Odgers
                                         Executive Vice President -
                                         General Counsel and External Affairs
























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                                 EXHIBIT INDEX


The exhibit identified in parentheses below, on file with the SEC, is incorporated herein by reference as an exhibit hereto.


     Exhibit
     Number                      Description
     -------                     -----------

        2 Separation Agreement by and between Pacific Telesis Group and PacTel Corporation dated as of October 7, 1993 and amended November 2, 1993 and March 25, 1994 (Exhibit 10e to Pacific Telesis Group Form 10-K for 1993, File No. 1-8609).








































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